Exhibit 10.18

SUBSCRIPTION AGREEMENT

Thunder Bridge Acquisition II, Ltd.

9912 Georgetown Pike, Suite D203

Great Falls, Virginia 22066

December 14, 2020

Ladies and Gentlemen:

In connection with the proposed business combination (the “Transaction”) between Thunder Bridge Acquisition II, Ltd., a Cayman Islands exempted company (including its successors pursuant to the Transaction, the “Company”), and Ay Dee Kay LLC, a California limited liability company (“Indie Semiconductor”), pursuant to that certain Master Transactions Agreement, dated as of December 14, 2020, among the Company, Indie Semiconductor and the other parties thereto (as may be amended and/or restated, the “Transaction Agreement”), pursuant to which, among other things, the Company will domesticate into a Delaware corporation, and upon consummation of the Transaction, become the wholly-owned subsidiary of Thunder Bridge II Surviving Pubco, Inc., a Delaware corporation (“Surviving Pubco”), with Surviving Pubco becoming the successor issuer and public company pursuant to the federal securities laws; the Company is seeking commitments to purchase shares (subject to Section 6(d) and Section 9(n), the “Shares”) of common stock of the Company, par value $0.0001 per share, for a purchase price of $10.00 per share (the “Purchase Price”). The Company is offering the Shares in a private placement (the “Offering”) in which the Company expects to raise an aggregate of $150 million pursuant to subscription agreements (the “Other Subscription Agreements”) of even date herewith with other investors (the “Other Subscribers”) on substantially the same terms hereof. In connection therewith, the undersigned and the Company agree as follows:

1. Subscription. As of the date written above, the undersigned hereby irrevocably subscribes for and agrees to purchase from the Company such number of Shares as is set forth on the signature page of this Subscription Agreement at the Purchase Price and on the terms provided for herein.

2. Closing; Delivery of Shares.

a. The closing of the sale of Shares contemplated hereby (the “Closing”) is contingent upon the substantially concurrent consummation of the Transaction. The Closing shall occur on the date of, and immediately prior to, the consummation of the Transaction. Upon (i) satisfaction of the conditions set forth in Section 3 below and (ii) not less than five (5) business days’ written notice (which may be via email) from (or on behalf of) the Company to the undersigned (the “Closing Notice”), which Closing Notice shall contain the Company’s wire instructions, that the Company reasonably expects the closing of the Transaction to occur on a date that is not less than five (5) business days from the date of the Closing Notice, the undersigned shall deliver to the Company on the closing date specified in the Closing Notice (the “Closing Date”) the Purchase Price for the Shares subscribed by wire transfer of United States dollars in immediately available funds to the account specified by the Company in the Closing Notice against delivery to the undersigned of the Shares, free and clear of any liens or other restrictions whatsoever (other than those arising under state or federal securities laws), in book-entry form as set forth in Section 2(b) below. This Subscription Agreement shall terminate and be of no further force or effect, without any liability to either party hereto, if the Company notifies the undersigned in writing that it has abandoned its plans to move forward with the Transaction prior to the Closing Date. If, within one business day following the Closing, the consummation of the Transaction does not occur, the Company shall promptly (but not later than two business days thereafter) return the Purchase Price to the undersigned, and the undersigned shall return its Shares to the Company for cancellation. For purposes of this Agreement, “business day” shall mean any day other than (x) a Saturday or Sunday or (y) a day on which the banking institutions located in New York, New York are permitted or required by law, executive order or governmental decree to remain closed.

b. Immediately upon the Closing, the Company shall deliver (or cause the delivery of) the Shares in book-entry form with restrictive legends in the amount as set forth on the signature page to each of the undersigned as indicated on the signature page or to a custodian designated by such undersigned, as applicable, as indicated below.

3. Closing Conditions. In addition to the condition set forth in the first sentence of Section 2(a) above:

a. The Closing is also subject to satisfaction or valid waiver by each party of the conditions that, on the Closing Date:

(i) no suspension of the qualification of the Shares for offering or sale or trading in any jurisdiction, or initiation or threatening of any proceedings for any of such purposes, shall have occurred;

(ii) no applicable governmental authority shall have enacted, issued, promulgated, enforced or entered any judgment, order, law, rule or regulation (whether temporary, preliminary or permanent) which is then in effect and has the effect of making consummation of the transactions contemplated hereby illegal or otherwise restraining or prohibiting consummation of the transactions contemplated hereby, and no governmental authority shall have instituted or threatened in writing a proceeding seeking to impose any such restraint or prohibition; and

(iii) all conditions precedent to the closing of the Transaction set forth in the Transaction Agreement, including all necessary approvals of the Company’s stockholders and regulatory approvals, if any, shall have been satisfied or waived (other than those conditions which, by their nature, are to be satisfied at the closing of the Transaction) and the closing of the Transaction shall be scheduled to occur concurrently with or immediately following the Closing.

b. The obligations of the Company to consummate the Closing shall be subject to the satisfaction or valid waiver by the Company of the additional conditions that, on the Closing Date:

(i) all representations and warranties of the undersigned contained in this Subscription Agreement shall be true and correct in all material respects (other than representations and warranties that are qualified as to materiality, which representations and warranties shall be true in all respects) at and as of the Closing Date (except for representations and warranties made as of a specific date, which shall be true and correct in all material respects (other than representations and warranties that are qualified as to materiality, which representations and warranties shall be true in all respects) as of such date), and consummation of the Closing shall constitute a reaffirmation by the undersigned of each of the representations, warranties and agreements of each such party contained in this Subscription Agreement as of the Closing Date; and

(ii) the undersigned shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Subscription Agreement to be performed, satisfied or complied with by it at or prior to Closing, including, without limitation, receipt by the Placement Agents of a signed copy of an “investor representation letter” in substantially the form attached as Schedule A hereto no later than the Closing Date.

c. The obligation of the undersigned to consummate the Closing shall be subject to the satisfaction or valid waiver by the undersigned of the additional conditions that, on the Closing Date:

(i) all representations and warranties of the Company contained in this Subscription Agreement shall be true and correct in all material respects (other than representations and warranties that are qualified as to materiality or Material Adverse Effect (as defined herein), which representations and warranties shall be true in all respects) at and as of the Closing Date (except for representations and warranties made as of a specific date, which shall be true and correct in all material respects (other than representations and warranties that are qualified as to materiality or Material Adverse Effect, which representations and warranties shall be true in all respects) as of such date), and consummation of the Closing shall constitute a reaffirmation by the Company of each of the representations, warranties and agreements of each such party contained in this Subscription Agreement as of the Closing Date;

(ii) the Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Subscription Agreement to be performed, satisfied or complied with by it at or prior to the Closing;

(iii) the Company shall have delivered to the undersigned and the Placement Agents, a certificate of the Chief Executive Officer of the Company, dated as of the Closing Date, certifying to the fulfillment of the conditions specified in Sections 3(a)(iii) and 3(c);

(iv) at least $100,000,000 in the aggregate shall have been raised pursuant to this Subscription Agreement and the Other Subscription Agreements on or prior to the Closing Date;

(v) no amendment, waiver or modification of the Transaction Agreement (as the same exists on the date hereof as provided to the undersigned) shall have occurred that would reasonably be expected to materially and adversely affect the undersigned, unless such amendment, waiver or modification has been consented in writing to by the prior written consent of the undersigned; and

(vi) there shall have been no amendment, waiver or modification to the Other Subscription Agreements that materially benefits the Other Subscribers unless the undersigned has been offered substantially the same benefits.

4. Company Representations and Warranties. The Company represents and warrants to the undersigned and the Placement Agents that:

a. As of the date hereof, the Company is a Cayman Islands exempted company duly organized, validly existing and in good standing under the laws of the Cayman Islands. Immediately following the closing of the Transaction under the Transaction Agreement, the Company will be a Delaware corporation, validly existing and in good standing under the laws of the State of Delaware. The Company has the corporate power and authority to own, lease and operate its properties and conduct its business as presently conducted and to enter into, deliver and perform its obligations under this Subscription Agreement.

b. The Shares have been duly authorized and, when issued and delivered to the undersigned against full payment therefor in accordance with the terms of this Subscription Agreement, the Shares will be validly issued, fully paid and non-assessable and will not have been issued in violation of or subject to any preemptive or similar rights created under the Company’s Amended and Restated Memorandum and Articles of Association (as amended) or under the laws of the Cayman Islands.

c. This Subscription Agreement has been duly authorized, executed and delivered by the Company and is enforceable against the Company in accordance with its terms, except as may be limited or otherwise affected by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting the rights of creditors generally, and (ii) principles of equity, whether considered at law or equity.

d. Subject to approval by the Thunder Bridge II Equity Holders (as defined in the Transaction Agreement) to the extent required by any applicable rules or regulations of Nasdaq, the issuance and sale of the Shares and the compliance by the Company with all of the provisions of this Subscription Agreement and the consummation of the transactions herein will be done in accordance with the Nasdaq marketplace rules and will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Company or any of its subsidiaries pursuant to the terms of (i) any indenture, mortgage, deed of trust, loan agreement, license, lease or any other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company is subject, which would have a material adverse effect on the business, properties, financial condition, stockholders’ equity or results of operations of the Company or on the validity of the Shares or the legal authority of the Company to comply in all material respects with the terms of this Subscription Agreement (a “Material Adverse Effect”); (ii) result in any violation of the provisions of the organizational documents of the Company; or (iii) result in any violation of any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over the Company or any of its properties that would have a Material Adverse Effect or materially affect the validity of the Shares or the legal authority of the Company to comply with this Subscription Agreement.

e. The Company has not entered into any agreement or arrangement entitling any agent, broker, investment banker, financial advisor or other person to any broker’s or finder’s fee or any other commission or similar fee in connection with the transactions contemplated by this Subscription Agreement for which the undersigned could become liable. Except for placement fees payable to Morgan Stanley Co., LLC (“Morgan Stanley”) and Deutsche Bank Securities Inc. (“DB,” and together with Morgan Stanley, the “Placement Agents,” and each a “Placement Agent”), the Company has not paid and is not obligated to pay (directly or indirectly) remuneration for solicitation of purchasers in connection with the sale of any Shares, including any brokerage, finder’s or other fee or commission in connection with its issuance and sale of the Shares, including, for the avoidance of doubt, any fee or commission payable to any stockholder or affiliate of the Company.

f. The Company is not, and immediately after receipt of payment for the Shares, will not be, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

g. Assuming the accuracy of the subscriber representations and warranties set forth in Section 5, in connection with the offer, sale and delivery of the Shares in the manner contemplated by this Subscription Agreement, it is not necessary to register the offer and sale of the Shares by Company to the undersigned under the Securities Act.

h. The Shares (i) were not offered by any form of general solicitation or general advertising and (ii) assuming the accuracy of the subscriber representations and warranties set forth in Section 5, are not being offered in a manner involving a public offering under, or in a distribution in violation of, the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws. Furthermore, neither the Company, nor any person acting on its behalf has, directly or indirectly, made any offers or sales of any Company security or solicited any offers to buy any security under circumstances that would adversely affect reliance by the Company on Section 4(a)(2) of the Securities Act for the exemption from registration for the transactions contemplated hereby or would require registration of the issuance of the Shares under the Securities Act.

i. As of the date hereof and immediately prior to the Closing (and prior to giving effect to the consummation of the Transaction and this Offering), the authorized capital of the Company consists of 200,000,000 Class A ordinary shares, (“Class A Ordinary Shares”), of which 34,500,000 are outstanding, 20,000,000 Class B ordinary shares, (“Class B Ordinary Shares” and, together with the Class A Ordinary Shares, “Ordinary Shares”), of which 8,625,000 are outstanding, and 1,000,000 preferred shares (“Preferred Shares”), of which none are outstanding. All outstanding Ordinary Shares have been duly authorized and validly issued, are fully paid and nonassessable and were not issued in violation of (or subject to) any preemptive rights (including any preemptive rights set forth in the Organizational Documents (as such term is defined in the Transaction Agreement) of the Company), rights of first refusal or similar rights. As of the date hereof (and, prior to giving effect to the consummation of the Transaction and this Offering), the Company has issued 25,900,000 warrants (“Company Warrants”), each such Company Warrant entitling the holder thereof to purchase one Class A Ordinary Share. Other than the Company Warrants, there are no options, warrants, equity securities, calls, rights, commitments or agreements to which the Company is a party or by which the Company is bound obligating the Company to issue, exchange, transfer, deliver or sell, or cause to be issued, exchanged, transferred, delivered or sold, additional Ordinary Shares or other equity interests of the Company or any security or rights convertible into or exchangeable or exercisable for any Ordinary Shares or other equity interests of the Company, or obligating the Company to enter into any commitment or agreement containing such obligation.

j. The issued and outstanding Class A Ordinary Shares are registered pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and are listed for trading on the Nasdaq Capital Market under the symbol “THBR.” There is no suit, action, proceeding or investigation pending or, to the knowledge of the Company, threatened against the Company by Nasdaq or the United States Securities and Exchange Commission (the “SEC”) with respect to any intention by such entity to deregister the Class A Ordinary Shares or prohibit or terminate the listing of the Class A Ordinary Shares on Nasdaq, excluding, for the purposes of clarity, the customary ongoing review by Nasdaq of the Company’s listing application with respect to the Transaction.

k. As of their respective dates, all forms, reports, statements, schedules, proxies, registration statements and other documents filed by the Company with the SEC prior to the date of this Subscription Agreement (the “SEC Reports”) complied in all material respects with the applicable requirements of the Securities Act, the Exchange Act and the rules and regulations of the SEC promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing and fairly present in all material respects the financial position of the Company as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, year-end audit adjustments. A copy of each SEC Report is available to the undersigned via the SEC’s EDGAR system. There are no outstanding or unresolved comments in comment letters received by the Company from the staff of the Division of Corporation Finance of the SEC with respect to any of the SEC Reports.

l. The Company is in compliance with all applicable laws, except where such non-compliance would not reasonably be expected to have a Material Adverse Effect. The Company has not received any written communication from a governmental entity that alleges that the Company is not in compliance with or is in default or violation of any applicable law, except where such non-compliance, default or violation would not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect.

m. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority, self-regulatory organization or other person in connection with the execution, delivery and performance by the Company of this Subscription Agreement (including, without limitation, the issuance of the Shares), other than (i) the filing with the SEC of the Registration Statement (as defined below), (ii) filings required by applicable state securities laws, (iii) the filing of a Notice of Exempt Offering of Securities on Form D with the SEC under Regulation D of the Securities Act (if any), (iv) those required by Nasdaq, including with respect to obtaining approval of the Company’s stockholders; and (v) any filing, the failure of which to obtain would not be reasonably likely to have, individually or in the aggregate, a Material Adverse Effect.

n. The Company has not entered into any side letter or similar agreement with any investor in connection with such investor’s direct or indirect investment in the Company other than (i) the Transaction Agreement, and (ii) the Other Subscription Agreements. The Other Subscription Agreements reflect the same per share Purchase Price and terms that are no more favorable to any such Other Subscriber thereunder than the terms of this Subscription Agreement and, will not and, as of the Closing Date, have not, been amended in any material respect following the date of this Subscription Agreement.

o. The Company acknowledges and agrees that, notwithstanding anything herein to the contrary, the Shares may be pledged by undersigned in connection with a bona fide margin agreement, which shall not be deemed to be a transfer, sale or assignment of the Shares hereunder, and the undersigned effecting a pledge of Shares shall not be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement. The Company hereby agrees to execute and deliver such documentation as a pledgee of the Shares may reasonably request in connection with a pledge of the Shares to such pledgee by the undersigned.

p. The Company is not, and has not been during the applicable period specified in Section 897(c)(1)(A)(ii) of the Internal Revenue Code of 1986, as amended (the “Code”), a “United States real property holding corporation” within the meaning of Section 897(c)(2) of the Code.

q. Except as provided in the Transaction Agreement, to the knowledge of the Company no additional payments or consideration are anticipated to be made or paid to the equityholders of Indie Semiconductor in connection with the Transaction.

r. The Company understands that the foregoing representations and warranties shall be deemed material and to have been relied upon by the undersigned.

5. Subscriber Representations, Warranties and Covenants. The undersigned represents and warrants to the Company and the Placement Agents that:

a. At the time the undersigned was offered the Shares, it was, and as of the date hereof, the undersigned is (i) a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act) or an institutional “accredited investor” (within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act, in each case, satisfying the requirements set forth on Schedule A hereto), and (ii) is acquiring the Shares only for his, her or its own account or for an account over which it exercises sole discretion for another qualified institutional buyer or accredited investor and (iii) not for the account of others, and not on behalf of any other account or person or with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act (and shall provide the requested information on Schedule A following the signature page hereto). The undersigned is not an entity formed for the specific purpose of acquiring the Shares. The undersigned understands and acknowledges that the purchase and sale of the Shares hereunder meets the exemptions from filing under FINRA Rule 5123(b)(1)(C) or (J).

b. The undersigned understands that the Shares are being offered in a transaction not involving any public offering within the meaning of the Securities Act and that the Shares delivered at the Closing have not been registered under the Securities Act. The undersigned understands that the Shares may not be resold, transferred, pledged or otherwise disposed of by the undersigned absent an effective registration statement under the Securities Act except (i) to the Company or a subsidiary thereof, (ii) to non-U.S. persons pursuant to offers and sales that occur outside the United States within the meaning of Regulation S under the Securities Act or (iii) pursuant to another applicable exemption from the registration requirements of the Securities Act, and in each of cases (i) and (iii) in accordance with any applicable securities laws of the states and other jurisdictions of the United States, and that any certificates representing the Shares delivered at the Closing shall contain a legend to such effect. The undersigned acknowledges that the Shares will not be eligible for resale pursuant to Rule 144A promulgated under the Securities Act. The undersigned understands and agrees that the Shares, until registered under an effective registration statement, will be subject to transfer restrictions and, as a result of these transfer restrictions, the undersigned may not be able to readily resell the Shares and may be required to bear the financial risk of an investment in the Shares for an indefinite period of time. The undersigned understands that it has been advised to consult legal counsel prior to making any offer, resale, pledge or transfer of any of the Shares.

c. The undersigned understands and agrees that the undersigned is purchasing Shares directly from the Company. The undersigned further acknowledges that there have been no representations, warranties, covenants and agreements made to the undersigned by the Company, or any of its officers or directors, expressly (other than those representations, warranties, covenants and agreements included in this Subscription Agreement) or by implication.

d. The undersigned’s acquisition and holding of the Shares will not constitute or result in a non-exempt prohibited transaction under Section 406 of the Employee Retirement Income Security Act of 1974, as amended, Section 4975 of the Internal Revenue Code of 1986, as amended, or any applicable similar law.

e. The undersigned acknowledges and agrees that the undersigned has received such information as the undersigned deems necessary in order to make an investment decision with respect to the Shares. Without limiting the generality of the foregoing, the undersigned acknowledges that it has reviewed (i) the SEC Reports, (ii) the Transaction Agreement, a copy of which will be filed by the Company with the SEC, and (iii) the investor presentation by the Company and Indie Semiconductor, a copy of which will be furnished by the Company to the SEC ((i), (ii) and (iii) together, the “Investor Disclosure Package”). The undersigned represents and agrees that the undersigned and the undersigned’s professional advisor(s), if any, have had the full opportunity to ask the Company’s management questions, receive such answers and obtain such information as the undersigned and such undersigned’s professional advisor(s), if any, have deemed necessary to make an investment decision with respect to the Shares. The undersigned further acknowledges that the information contained in the Investor Disclosure Package is preliminary and subject to change, and that any changes to the information contained in the Investor Disclosure Package, including, without limitation, any changes based on updated information or changes in terms of the Transaction, shall in no way affect the undersigned’s obligation to purchase the Shares hereunder, except as otherwise provided herein.

f. The undersigned became aware of this Offering of the Shares solely by means of direct contact between the undersigned and the Company, the Placement Agents or a representative of the Company or Placement Agents, and the Shares were offered to the undersigned solely by direct contact between the undersigned and the Company, the Placement Agents or a representative of the Company or Placement Agents. The undersigned acknowledges that the Company represents and warrants that the Shares (i) were not offered by any form of general solicitation or general advertising and (ii) are not being offered in a manner involving a public offering under, or in a distribution in violation of, the Securities Act, or any state securities laws. The undersigned has a substantive pre-existing relationship with the Company, Indie Semiconductor or its affiliates or a Placement Agent for the Offering of the Shares.

g. The undersigned acknowledges that it is aware that there are substantial risks incident to the purchase and ownership of the Shares, including those set forth in the Investor Disclosure Package and in the SEC Reports. The undersigned has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Shares, and the undersigned has sought such accounting, legal and tax advice as the undersigned has considered necessary to make an informed investment decision.

h. Alone, or together with any professional advisor(s), the undersigned has adequately analyzed and fully considered the risks of an investment in the Shares and determined that the Shares are a suitable investment for the undersigned and that the undersigned is able at this time and in the foreseeable future to bear the economic risk of a total loss of the undersigned’s investment in the Company. The undersigned acknowledges specifically that a possibility of total loss exists.

i. In making its decision to purchase the Shares, the undersigned has relied solely upon independent investigation made by the undersigned and the representations and warranties set forth herein. Without limiting the generality of the foregoing, the undersigned has not relied on any statements or other information provided by the Placement Agents concerning the Company or the Shares or the offer and sale of the Shares.

j. The undersigned understands and agrees that no federal or state agency has passed upon or endorsed the merits of the Offering of the Shares or made any findings or determination as to the fairness of this investment or the accuracy or adequacy of the Investor Disclosure Package or the SEC Reports.

k. The undersigned has been duly formed or incorporated and is validly existing in good standing under the laws of its jurisdiction of incorporation or formation.

l. The execution, delivery and performance by the undersigned of this Subscription Agreement are within the powers of the undersigned, have been duly authorized and will not constitute or result in a breach or default under or conflict with any order, ruling or regulation of any court or other tribunal or of any governmental commission or agency, or any agreement or other undertaking, to which the undersigned is a party or by which the undersigned is bound, and, if the undersigned is not an individual, will not violate any provisions of the undersigned’s charter documents, including, without limitation, its incorporation or formation papers, bylaws, indenture of trust or partnership or operating agreement, as may be applicable, which would reasonably be expected to materially affect the legal authority of the undersigned to comply in all material respects with the terms of this Subscription Agreement. The signature on this Subscription Agreement is genuine, and the signatory, if the undersigned is an individual, has legal competence and capacity to execute the same or, if the undersigned is not an individual the signatory has been duly authorized to execute the same, and this Subscription Agreement constitutes a legal, valid and binding obligation of the undersigned, enforceable against the undersigned in accordance with its terms, except as may be limited or otherwise affected by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting the rights of creditors generally, and (ii) principles of equity, whether considered at law or equity.

m. Neither the due diligence investigation conducted by the undersigned in connection with making its decision to acquire the Shares nor any representations and warranties made by the undersigned herein shall modify, amend or affect the undersigned’s right to rely on the truth, accuracy and completeness of the Company’s representations and warranties contained herein.

n. The undersigned is not (i) a person or entity named on the List of Specially Designated Nationals and Blocked Persons administered by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”) or in any Executive Order issued by the President of the United States and administered by OFAC (“OFAC List”), or a person or entity prohibited by any OFAC sanctions program, (ii) a Designated National as defined in the Cuban Assets Control Regulations, 31 C.F.R. Part 515, or (iii) a non-U.S. shell bank or providing banking services indirectly to a non-U.S. shell bank (collectively, a “Prohibited Investor”). The undersigned agrees to provide law enforcement agencies, if requested thereby, such records as required by applicable law, provided that the undersigned is permitted to do so under applicable law. If the undersigned is a financial institution subject to the Bank Secrecy Act (31 U.S.C. Section 5311 et seq.) (the “BSA”), as amended by the USA PATRIOT Act of 2001 (the “PATRIOT Act”), and its implementing regulations (collectively, the “BSA/PATRIOT Act”), the undersigned maintains policies and procedures reasonably designed to comply with applicable obligations under the BSA/PATRIOT Act. To the extent required, it maintains policies and procedures reasonably designed for the screening of its investors against the OFAC sanctions programs, including the OFAC List. To the extent required, it maintains policies and procedures reasonably designed to ensure that the funds held by the undersigned and used to purchase the Shares were legally derived.

o. No disclosure or offering document has been prepared by any Placement Agent in connection with the offer and sale of the Shares.

p. None of the Placement Agents nor any of their respective members, directors, officers, employees, representatives and controlling persons have made any independent investigation with respect to the Company or the Shares or the accuracy, completeness or adequacy of any information supplied to the undersigned by the Company.

q. In connection with the issue and purchase of the Shares, no Placement Agent has acted as the undersigned’s financial advisor or fiduciary.

r. The undersigned will deliver on the Closing Date a signed copy of the “investor representation letter” in substantially the form attached as Schedule A hereto.

6. Registration Rights.

a. The Company agrees that, prior to the date that is 30 calendar days after the consummation of the Transaction (the “Filing Date”), the Company (or its successor) will file with the SEC (at the Company’s sole cost and expense) a registration statement registering the resale of the Shares (the “Registration Statement”), and the Company shall use its commercially reasonable efforts to have the Registration Statement declared effective as soon as practicable after the filing thereof, but not later than the earlier of (i) 90 calendar days (or 120 calendar days if the SEC notifies the Company that it will “review” the Registration Statement) following the Closing and (ii) five (5) business days after the date the Company is notified (orally or in writing, whichever is earlier) by the SEC that the Registration Statement will not be “reviewed” or will not be subject to further comments from the SEC (the “Effectiveness Date”). The Company agrees that the Company will cause such Registration Statement or another registration statement (which may be a “shelf” registration statement) to remain effective until the earlier of (i) two years from the issuance of the Shares, or (ii) on the first date on which the undersigned can sell all of its Shares (or shares received in exchange therefor) under Rule 144 of the Securities Act without limitation as to the manner of sale or the amount of such securities that may be sold (the “Registration Period”). The undersigned agrees to disclose its beneficial ownership, as determined in accordance with Rule 13d-3 of the Exchange Act, of Shares to the Company (or its successor) upon request to assist the Company in making the determination described above. The Company’s obligations to include the Shares in the Registration Statement are contingent upon the undersigned furnishing in writing to the Company such information regarding the undersigned, the securities of the Company held by the undersigned and the intended method of disposition of the Shares as shall be reasonably requested by the Company to effect the registration of the Shares, and shall execute such documents in connection with such registration as the Company may reasonably request that are customary of a selling stockholder in similar situations, provided that the undersigned shall not in connection with the foregoing be required to execute any lock-up or similar agreement or otherwise be subject to any contractual restriction on the ability to transfer the Shares. Any failure by the Company to file the Registration Statement by the Filing Date or to effect such Registration Statement by the Effectiveness Date shall not otherwise relieve the Company of its obligations to file or effect the Registration Statement as set forth in this Section 6.

b. In the case of the registration, qualification, exemption or compliance effected by the Company pursuant to this Agreement, the Company shall, upon reasonable request, inform the undersigned as to the status of such registration, qualification, exemption and compliance. At its expense, the Company shall:

i. except for such times as the Company is permitted hereunder to suspend the use of the prospectus forming part of a Registration Statement, use its commercially reasonable efforts to keep such registration, and any qualification, exemption or compliance under state securities laws which the Company determines to obtain, continuously effective with respect to the undersigned, and to keep the applicable Registration Statement or any subsequent shelf registration statement free of any material misstatements or omissions for the Registration Period;

ii. advise the undersigned within five (5) business days: (A) when a Registration Statement or any amendment thereto has been filed with the SEC and when such Registration Statement or any post-effective amendment thereto has become effective; (B) of the issuance by the SEC of any stop order suspending the effectiveness of any Registration Statement or the initiation of any proceedings for such purpose; (C) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares included therein for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and (D) subject to the other provisions of this Agreement, of the occurrence of any event that requires the making of any changes in any Registration Statement or prospectus so that, as of such date, the statements therein are not misleading and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading; provided, however, that the Company shall not, when so advising the undersigned of such events, provide the undersigned with any material, nonpublic information regarding the Company other than to the extent that providing notice to the undersigned of the occurrence of the events listed in (A) through (D) above constitutes material, nonpublic information regarding the Company;

iii. use its commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of any Registration Statement as soon as reasonably practicable;

iv. upon the occurrence of any event contemplated above, except for such times as the Company is permitted hereunder to suspend, and has suspended, the use of a prospectus forming part of a Registration Statement, the Company shall use its commercially reasonable efforts to prepare as soon as reasonably practicable a post-effective amendment to such Registration Statement or a supplement to the related prospectus, or file any other required document so that, as thereafter delivered to purchasers of the Shares included therein, such prospectus will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

v. use its commercially reasonable efforts to cause all Shares to be listed on each securities exchange or market, if any, on which the shares of Class A Ordinary Shares have been listed; and

vi. use its commercially reasonable efforts (x) to take all other steps necessary to effect the registration of the Shares contemplated herein and (y) for so long as the undersigned holds Shares, to file all reports and other materials required to be filed by the Exchange Act so long as the Company remains subject to such requirements and the filing of such reports and other documents is required for the applicable provisions of Rule 144 to enable the undersigned to sell the Shares under Rule 144.

c. The Company may delay filing or suspend the use of any such registration statement if it determines that in order for the registration statement to not contain a material misstatement or omission, an amendment thereto would be needed, or if such filing or use could materially affect a bona fide business or financing transaction of the Company or would require premature disclosure of information that could materially adversely affect the Company (each such circumstance, a “Suspension Event”); provided, that, (i) the Company shall not so delay filing or so suspend the use of the Registration Statement for a period of more than sixty (60) consecutive days or more than two (2) times in any three hundred and sixty (360) day period and (ii) the Company shall use commercially reasonable efforts to make such registration statement available for the sale by the undersigned of such securities as soon as practicable thereafter. Upon receipt of any written notice from the Company (which notice shall not contain any material non-public information regarding the Company) of the happening of any Suspension Event during the period that the Registration Statement is effective or if as a result of a Suspension Event the Registration Statement or related prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made (in the case of the prospectus) not misleading, the undersigned agrees that it will immediately discontinue offers and sales of the Shares under the Registration Statement (excluding, for the avoidance of doubt, sales conducted pursuant to Rule 144) until the undersigned receives copies of a supplemental or amended prospectus (which the Company agrees to promptly prepare) that corrects the misstatement(s) or omission(s) referred to above and receives notice that any post-effective amendment has become effective or unless otherwise notified by the Company that it may resume such offers and sales. If so directed by the Company, the undersigned will deliver to the Company or, in the undersigned’s sole discretion destroy, all copies of the prospectus covering the Shares in the undersigned’s possession; provided, however, that this obligation to deliver or destroy all copies of the prospectus covering the Shares shall not apply (i) to the extent the undersigned is required to retain a copy of such prospectus (a) in order to comply with applicable legal, regulatory, self-regulatory or professional requirements or (b) in accordance with a bona fide pre-existing document retention policy or (ii) to copies stored electronically on archival servers as a result of automatic data back-up. Not less than three (3) business days prior to filing the Registration Statement (or any amendment thereto), the Company will provide the undersigned an opportunity to review and comment on the disclosure regarding the undersigned.

d. For purposes of this Section 6, “Shares” shall mean, as of any date of determination, the Shares purchased by the undersigned pursuant to this Agreement and any other equity security issued or issuable with respect to the Shares by way of share split, dividend, distribution, recapitalization, merger, exchange, replacement or similar event, including any equity securities of Surviving Pubco received with respect to the Shares pursuant to the Transaction.

e. The Company shall, notwithstanding any termination of this Subscription Agreement, indemnify, defend and hold harmless the undersigned (to the extent a seller under the Registration Statement), the officers, directors, agents, partners, members, managers, stockholders, affiliates, employees and investment advisers of the undersigned, each person who controls the undersigned (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, partners, members, managers, stockholders, agents, affiliates, employees and investment advisers of each such controlling person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable external attorneys’ fees) and expenses (collectively, “Losses”), as incurred, that arise out of or are based upon (i) any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any prospectus included in the Registration Statement or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, or (ii) any violation or alleged violation by the Company of the Securities Act, Exchange Act or any state securities law or any rule or regulation thereunder, in connection with the performance of its obligations under this Section 6, except to the extent, but only to the extent, that such untrue statements, alleged untrue statements, omissions or alleged omissions are based upon information regarding the undersigned furnished in writing to the Company by the undersigned expressly for use therein. The Company shall notify the undersigned promptly of the institution, threat or assertion of any proceeding arising from or in connection with the transactions contemplated by this Section 6 of which the Company is aware. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of an indemnified party and shall survive the transfer of the Shares by the undersigned. Notwithstanding the forgoing, the Company’s indemnification obligations shall not apply to amounts paid in settlement of any Losses or action if such settlement is effected without the prior written consent of the Company (which consent shall not be unreasonably withheld or delayed).

f. The undersigned shall, severally and not jointly with any other subscriber in the Offering, indemnify and hold harmless the Company, its directors, officers, agents and employees, each person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, arising out of or are based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any prospectus included in the Registration Statement, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus, or any form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading to the extent, but only to the extent, that such untrue statements or omissions are based upon information regarding the undersigned furnished in writing to the Company by the undersigned expressly for use therein. In no event shall the liability of the undersigned be greater in amount than the dollar amount of the net proceeds received by the undersigned upon the sale of the Shares giving rise to such indemnification obligation. Notwithstanding the forgoing, the undersigned’s indemnification obligations shall not apply to amounts paid in settlement of any Losses or action if such settlement is effected without the prior written consent of the undersigned (which consent shall not be unreasonably withheld or delayed).

7. Termination. This Subscription Agreement shall terminate and be void and of no further force and effect, and all rights and obligations of the parties hereunder shall terminate without any further liability on the part of any party in respect thereof, upon the earlier to occur of (a) such date and time as the Transaction Agreement is terminated in accordance with its terms, (b) upon the mutual written agreement of each of the parties hereto to terminate this Subscription Agreement or (c) the transactions contemplated by this Subscription Agreement are not consummated prior to June 30, 2021; provided that nothing herein will relieve any party from liability for any willful breach hereof prior to the time of termination, and each party will be entitled to any remedies at law or in equity to recover reasonable and documented out-of-pocket losses, liabilities or damages arising from such breach. The Company shall promptly notify the undersigned of the termination of the Transaction Agreement promptly after the termination of such agreement.

8. Trust Account Waiver. Reference is made to the final prospectus of the Company, filed with the SEC (File No. 333-232688) (the “Prospectus”), and dated as of August 8, 2019. The Company shall provide the undersigned with a copy of the Prospectus upon request and the undersigned hereby represents and warrants that it understands that the Company has established a trust account (the “Trust Account”) containing the proceeds of its initial public offering (the “IPO”) and from certain private placements occurring simultaneously with the IPO (including interest accrued from time to time thereon) for the benefit of the Company’s public stockholders (including overallotment shares acquired by the Company’s underwriters, the “Public Stockholders”), and that, except as otherwise described in the Prospectus, the Company may disburse monies from the Trust Account only: (a) to the Public Stockholders in the event they elect to redeem their Company shares in connection with the consummation of the Company’s initial business combination (as such term is used in the Prospectus) (the “Business Combination”) or in connection with an extension of the deadline to consummate a Business Combination, (b) to the Public Stockholders if the Company fails to consummate a Business Combination within twenty-four (24) months after the closing of the IPO, (c) with respect to any interest earned on the amounts held in the Trust Account, as necessary to pay any franchise or income taxes or (d) to the Company after or concurrently with the consummation of a Business Combination. For and in consideration of the Company entering into this Subscription Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned, on behalf of itself and its controlling persons acting on its behalf, hereby agrees that, notwithstanding anything to the contrary in this Subscription Agreement, (i) it and its controlling persons acting on its behalf do not now and shall not at any time hereafter have any right, title, interest or claim of any kind in or to any assets held in the Trust Account (including distributions directly or indirectly to public stockholders therefrom (“Public Distributions”)) arising from, as a result of or in connection with this Subscription Agreement, any ancillary documents entered in connection herewith, the transactions contemplated hereby or thereby, or any discussions in connection therewith, (ii) agrees that it shall not make any claim against the Trust Account (including Public Distributions) arising from, as a result of or in connection with this Subscription Agreement, any ancillary documents entered in connection herewith, the transactions contemplated hereby or thereby, or any discussions in connection therewith, regardless of whether such claim arises based on contract, tort, equity or any other theory of legal liability (collectively, the “Released Claims”), (iii) it and its controlling persons acting on its behalf shall not make any claim against the Trust Account (including Public Distributions) for any Released Claims, (iv) it and its controlling persons acting on its behalf hereby irrevocably waive any Released Claims that it or its controlling persons acting on its behalf may have against the Trust Account (including any Public Distributions) now or in the future, (v) it and its controlling persons acting on its behalf will not seek recourse against the Trust Account (including Public Distributions) in respect of any Released Claims, and (vi) such irrevocable waiver set forth herein is material to this Subscription Agreement and specifically relied upon by the Company and its affiliates to induce the Company to enter in this Subscription Agreement, and the undersigned further intends and understands such waiver to be valid, binding and enforceable under applicable law against the undersigned and each of its controlling persons acting on its behalf, except as may be limited or otherwise affected by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting the rights of creditors generally, and (ii) principles of equity, whether considered at law or equity. For the avoidance of doubt, the parties acknowledge that the undersigned and its controlling persons acting on its behalf are not releasing or waiving any rights that they may have as Public Stockholders to receive funds from the Trust Account in their capacity as Public Stockholders upon the redemption of their shares of the Company or the liquidation of the Company, as described in the Prospectus or any other right, title, interest or claim to the Trust Account by virtue of undersigned’s record or beneficial ownership of securities of the Company acquired by any means other than pursuant to this Subscription Agreement. Notwithstanding anything to the contrary contained in this Subscription Agreement, the provisions of this Section 8 shall survive the Closing or any termination of this Subscription Agreement and last indefinitely.

9. Miscellaneous.

a. Neither this Subscription Agreement nor any rights that may accrue to the undersigned hereunder (other than the Shares acquired hereunder, if any) may be transferred or assigned; provided that the undersigned may assign its rights and obligations hereunder pursuant to a joinder to this Subscription Agreement in form and substance reasonably satisfactory to the Company, to one or more funds or investment vehicles advised or managed by the undersigned or its affiliates, but such assignment shall not relieve the undersigned from any of its obligations or liabilities hereunder. At the Closing, the number of Shares delivered pursuant to this Subscription Agreement by the Company to the undersigned and its permitted assignees shall equal, in the aggregate, the number of Shares set forth on the undersigned’s signature page hereto.

b. The Company may request from the undersigned such additional information as the Company may deem necessary to evaluate the eligibility of the undersigned to acquire the Shares, and the undersigned shall provide such information as may reasonably be requested to the Company promptly upon such request, to the extent readily available and to the extent consistent with its internal policies and procedures; provided, that the Company agrees to keep such information confidential.

c. The undersigned acknowledges that the Company, the Placement Agents and others will rely on the acknowledgments, understandings, agreements, representations and warranties contained in this Subscription Agreement. Prior to the Closing, the undersigned agrees to promptly notify the Company if any of the acknowledgments, understandings, agreements, representations and warranties of the undersigned set forth herein are no longer accurate. The parties further acknowledge and agree that the Placement Agents are third-party beneficiaries of the representations and warranties of the parties contained in this Subscription Agreement.

d. The Company and the undersigned are entitled to rely upon this Subscription Agreement and is irrevocably authorized to produce this Subscription Agreement or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby. The undersigned shall consult with the Company in issuing any press release or making any other similar public statement with respect to the transactions contemplated hereby, and the undersigned shall not issue any such press release or make any such public statement without the prior consent (such consent not to be unreasonably withheld or delayed) of the Company, provided that the consent of the Company shall not be required if such disclosure is required by law, in which case the undersigned shall promptly provide the other party with prior notice of such disclosure. Notwithstanding the foregoing, the Company shall not publicly disclose the name of the undersigned or any affiliate or investment adviser of the undersigned without the prior written consent (including by e-mail) of the undersigned, except as required by the federal securities laws, rules or regulations and to the extent such disclosure is required by other laws, rules or regulations, at the request of the staff of the Commission or regulatory agency or under Nasdaq regulations, in which case the Company shall provide the undersigned with prior written notice (including by e-mail) of such permitted disclosure, and shall reasonably consult with the undersigned regarding such disclosure. The undersigned hereby consents to the Company issuing a press release in the form attached hereto as Schedule B.

e. All the agreements, representations and warranties made by each party hereto in this Subscription Agreement shall survive the Closing.

f. The Company shall, by 9:00 a.m., New York City time, on the first (1st) business day immediately following the date of this Subscription Agreement, issue one or more press releases or file with the SEC a Current Report on Form 8-K (collectively, the “Disclosure Document”) disclosing, to the extent not previously publicly disclosed, all material terms of the transactions contemplated hereby (and of the Other Subscription Agreements entered into prior to the release or filing of such Disclosure Document in connection with the Offering), the Transaction and any other material, nonpublic information that the Company has, directly or indirectly through the Placement Agents, provided to the undersigned at any time prior to the filing of the Disclosure Document. Upon the issuance of the Disclosure Document, the undersigned shall not be in possession of any material, non-public information received directly from the Company or any of its officers, directors or employees or indirectly from the Placement Agents and the undersigned shall no longer be subject to any confidentiality or similar obligations under any current agreement, whether written or oral with the Company, the Placement Agents or any of their respective affiliates.

g. This Subscription Agreement may not be modified, waived or terminated except by an instrument in writing, signed by the party against whom enforcement of such modification, waiver, or termination is sought.

h. This Subscription Agreement constitutes the entire agreement, and supersedes all other prior agreements, understandings, representations and warranties, both written and oral, among the parties, with respect to the subject matter hereof. This Subscription Agreement shall not confer any rights or remedies upon any person other than the parties hereto, and their respective successor and assigns.

i. This Subscription Agreement shall be binding upon, and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives, and permitted assigns, and the agreements, representations, warranties, covenants and acknowledgments contained herein shall be deemed to be made by, and be binding upon, such heirs, executors, administrators, successors, legal representatives and permitted assigns.

j. If any provision of this Subscription Agreement shall be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions of this Subscription Agreement shall not in any way be affected or impaired thereby and shall continue in full force and effect.

k. This Subscription Agreement may be executed in one or more counterparts (including by facsimile or electronic mail or in .pdf) and by different parties in separate counterparts, with the same effect as if all parties hereto had signed the same document. All counterparts so executed and delivered shall be construed together and shall constitute one and the same agreement.

l. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Subscription Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Subscription Agreement and to enforce specifically the terms and provisions of this Subscription Agreement, this being in addition to any other remedy to which such party is entitled at law, in equity, in contract, in tort or otherwise.

m. THIS SUBSCRIPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THAT WOULD OTHERWISE REQUIRE THE APPLICATION OF THE LAW OF ANY OTHER STATE. EACH PARTY HERETO HEREBY WAIVES ANY RIGHT TO A JURY TRIAL IN CONNECTION WITH ANY LITIGATION PURSUANT TO THIS SUBSCRIPTION AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY.

n. If any change in the Class A Ordinary Shares shall occur between the date hereof and immediately prior to the Closing by reason of any reclassification, recapitalization, stock split (including reverse stock split) or combination, exchange or readjustment of shares, or any stock dividend, the number and type of Shares issued to the undersigned and the Purchase Price shall be appropriately adjusted to reflect such change.

o. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted and confirmed by any standard form of telecommunication.

Notice to the Company shall be given to:

Thunder Bridge Acquisition II, Ltd.

9912 Georgetown Pike, Suite D203

Great Falls, Virginia 22066

Attn.: Gary A. Simanson

with a copy to (which shall not constitute notice):

Nelson Mullins Riley & Scarborough LLP

101 Constitution Ave NW, Suite 900

Washington, DC 20001

Attn.: Jonathan Talcott and E. Peter Strand

jon.talcott@nelsonmullins.com and peter.strand@nelsonmullins.com

and

Ellenoff Grossman & Schole LLP

1345 Avenue of the Americas, 11th Floor

New York, New York 10105

Attn.: Douglas Ellenoff, Esq. and Matthew A. Gray, Esq.

ellenoff@egsllp.com and mgray@egsllp.com

Notice to the Placement Agents shall be given to:

Morgan Stanley & Co, LLC

1585 Broadway

New York, New York 10036

Attention: Paul Wasinger and Taylor Wright

Deutsche Bank Securities Inc.

60 Wall Street

New York, New York 10005

Attention: Benjamin Darsney

with a copy to (which shall not constitute notice):

Ropes & Gray LLP

1211 Avenue of the Americas

New York, New York 10036

Attention: Paul D. Tropp, Esq. and Christopher J. Capuzzi, Esq.

Paul.tropp@ropesgray.com

Notice to Indie Semiconductor shall be given to:

indie Semiconductor

32 Journey

Aliso Viejo, California 92656

Attn.: Tom Schiller, CFO

tom@indiesemi.com

With a required copy to (which shall not constitute notice):

Loeb & Loeb LLP

345 Park Avenue

New York, New York 10154

Attn.: Mitchell Nussbaum and Giovanni Caruso

mnussbaum@loeb.com and gcaruso@loeb.com

10. Non-Reliance and Exculpation. The undersigned acknowledges that it is not relying upon, and has not relied upon, any statement, representation or warranty made by any person, firm or corporation (including, without limitation, the Placement Agents, any of its affiliates or any of its or their control persons, officers, directors and employees), other than the statements, representations and warranties contained in this Subscription Agreement, in making its investment or decision to invest in the Company. The undersigned agrees that, without limiting the Company’s obligations hereunder, neither (i) any other purchaser pursuant to this Subscription Agreement or any other Subscription Agreement related to the private placement of the Shares (including the respective controlling persons, members, officers, directors, partners, agents, or employees of any purchaser) nor (ii) absent their own gross negligence, fraud or willful misconduct, Placement Agents, their respective affiliates or any of their control persons, officers, directors or employees, shall be liable to any other purchaser pursuant to this Subscription Agreement or any other Subscription Agreement related to the private placement of the Shares for any action heretofore or hereafter taken or omitted to be taken by any of them in connection with the purchase of the Shares.

11. Additional Agreements.

a. Neither the Company nor any of its affiliates and subsidiaries (if any) (collectively, the “Company Group”) shall identify, or permit any of its employees, agents or representatives to identify, the undersigned (whether in connection with the Company or in the undersigned’s capacity as an investor in the Company) in any written or oral public communications or issue any press release or other disclosure of the undersigned’s name or the name of any of its affiliates, or any derivative of any of the foregoing names (collectively, the “Investor Names”), in each case except (i) as authorized in writing by the undersigned in each such instance (electronic mail to suffice) or (ii) as required by applicable law, legal process or regulatory request (“Applicable Law”); provided, that such disclosing member of the Company Group as soon as practicable notifies the undersigned of such requirement (except where prohibited by Applicable Law ) so that the undersigned (or its applicable affiliate) may seek a protective order or other appropriate remedy prior to such disclosure. Notwithstanding the foregoing, the Company may make disclosures to an auditor or governmental or regulatory authority pursuant to any routine investigation, inspection, examination or inquiry without providing the undersigned with any notification thereof, unless the undersigned is the subject of any such investigation, inspection, examination or inquiry (in which case the preceding sentence shall govern).

b. Reference is made to the PPP Loan of $1,868,700.00 received by Indie Semiconductor from East West Bank on April 10, 2020 (the “Loan”). Notwithstanding anything otherwise permitted under applicable law, Indie Semiconductor shall not seek forgiveness of the Loan or any other waiver or reduction of payment of the Loan. Indie Semiconductor agrees to repay the Loan in full with all applicable owed interest and other payments in accordance with the terms of the Loan within 5 days of the Closing.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

THUNDER BRIDGE ACQUISITION II, LTD.		Address for Notice:

Thunder Bridge Acquisition II, Ltd.
9912 Georgetown Pike, Suite D203
Great Falls, Virginia 22066

By:
Name: Gary Simanson
Title: Chief Executive Officer

[Subscription Agreement]

[PURCHASER SIGNATURE PAGES TO SUBSCRIPTION AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name(s) of Subscriber: ________________________________________________________

Signature of Authorized Signatory of Subscriber: __________________________________

Name of Authorized Signatory: ____________________________________________________

Title of Authorized Signatory: _____________________________________________________

Email Address of Authorized Signatory: ______________________________________________

Facsimile Number of Authorized Signatory: _____________________________________________

Address for Notice to Subscriber:

_____________________________________________

_____________________________________________

_____________________________________________

Address for Delivery of Shares to Subscriber (if not same as address for notice):

_____________________________________________

_____________________________________________

_____________________________________________

Subscription Amount: $_________________

Shares: _________________

EIN Number: _______________________

[SIGNATURE PAGES CONTINUE]

SCHEDULE A

INVESTOR REPRESENTATION LETTER

Morgan Stanley & Co, LLC

1585 Broadway

New York, New York 10036

Deutsche Bank Securities Inc.

60 Wall Street

New York, New York 10005

Re:	Purchase of shares of common stock (the “Securities”) issued by the successor to Thunder Bridge Acquisition II, Ltd. (the “Company”)

Ladies and Gentlemen:

In connection with the offer and sale of the Securities to be issued by the Company, we represent, warrant, agree and acknowledge as follows:

1.	No disclosure or offering document has been prepared in connection with the offer and sale of the Securities by Morgan Stanley & Co, LLC or any of its affiliates (“Morgan Stanley”) or Deutsche Bank Securities, Inc. or any of its affiliates (“DB”).

2.	(a) We have relied solely upon our independent investigation and we have not relied on any statements or other information provided by Morgan Stanley concerning the Company or the Securities or the offer and sale of the Securities; (b) we have received such information as we deem necessary in order to make an investment decision with respect to the Securities; (c) we have had the full opportunity to ask the Company’s management questions, receive such answers, and obtain such information as we and our professional advisor(s), if any, have deemed necessary to make an investment decision with respect to the Securities; and (d) we have sought such accounting, legal and tax advice as we have considered necessary to make an informed investment decision.

3.	None of Morgan Stanley, DB and their directors, officers, employees, representatives and controlling persons have made any independent investigation with respect to the Company or the Securities or the accuracy, completeness or adequacy of any information supplied to us by the Company.

4.	In connection with the issue and purchase of the Securities, neither Morgan Stanley nor DB has acted as our financial advisor or fiduciary.

5.	We are (x) a “qualified institutional buyer” (as defined in Rule 144A of the Securities Act of 1933 as amended (the “Securities Act”)), or (y) an institutional “accredited investor” (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act). Accordingly, we understand that and acknowledge that the purchase and sale of the Securities hereunder meets the exemptions from filing under FINRA Rule 5123(b)(1)(C) or (J).

6.	We are acquiring the Securities only for our own account or for an account over which we exercise sole discretion for another qualified institutional buyer or accredited investor (each as defined above) and not on the account of others, and not on behalf of any other account or person or with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act.

7.	We have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our prospective investment in the Securities; and we are able to, at this time and in the foreseeable future, bear the economic risk of a total loss of our investment in the Company.

8.	The Securities have not been registered under the Securities Act or any other applicable securities laws, are being offered for resale in transactions not requiring registration under the Securities Act, and unless so registered, may not be offered, sold or otherwise transferred except in compliance with the registration requirements of the Securities Act or any other applicable securities laws, pursuant to any exemption therefrom or in a transaction not subject thereto.

Very truly yours,

[NAME OF INVESTOR]

By:
Name:
Title:

Date:

SCHEDULE B

APPROVED PRESS RELEASE